                                                                    Exhibit 10.6

                          GUARANTOR SECURITY AGREEMENT

      THIS AGREEMENT is made this 15 day of December, 2005, between each of the undersigned, as debtor (herein individually and collectively called the "DEBTOR") and LYLE BERMAN FAMILY PARTNERSHIP, a Minnesota general partnership (herein, with its participants, successors and assigns, called the "SECURED PARTY"), as secured party.

      Each Debtor has guaranteed the indebtedness of Lakes Entertainment, Inc., a Minnesota corporation and Lakes Poker Tour, LLC, a Minnesota limited liability company (each a "Borrower" and together the "Borrowers") to the Secured Party pursuant to the terms of that certain Guaranty of even date herewith (the "Guaranty"). All capitalized terms not otherwise defined herein, shall have the meaning set forth in that certain Loan Agreement of even date herewith by and between the Debtor and the Borrowers (the "Loan Agreement").

      For good and valuable consideration, each Debtor hereby agrees for the benefit of the Secured Party as follows:

      1.01 Debtor hereby grants the Secured Party a security interest (collectively referred to as the "Security Interests") in all personal property of the Debtor, including the property described below, as security for the payment and performance of each and every debt, liability and obligation of every type and description which Debtor or Borrowers, may now or at any time hereafter owe to the Secured Party arising under the Guaranty (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several; all such debts, liabilities and obligations are herein collectively referred to as the "Obligations"). The Security Interests shall attach to all personal property of Debtor and all products and proceeds thereof, whether now owned or hereafter acquired, including the following (collectively, the "Collateral"):

            (a) All equipment ("Equipment") fixtures, and inventory ("Inventory") (including all goods held for sale, lease or demonstration or to be furnished under contracts of service, goods leased to others, trade-ins and repossessions, raw materials, work in process and materials or supplies used or consumed in Debtor's business), including all spare and repair parts, special tools, equipment and replacements for any of the foregoing, and any software embedded therein or related thereto;

            (b) All accounts ("Receivables"), contract rights, documents, chattel paper (including electronic chattel paper), instruments, and general intangibles, and all returned or repossessed goods the sale of which gave rise to any of the foregoing;

            (c) All financial assets, investment property, securities (whether certificated or uncertificated, and including investment company securities), security entitlements, securities accounts, commodity contracts, and commodity accounts, including all substitutions and additions thereto, and all dividends, distributions and sums distributable or payable from, upon or in respect of such property;

            (d) All commercial tort claims;

            (e) All deposit accounts;

            (f) All letter-of-credit rights;

            (g) All supporting obligations that support the payment or performance of any of the foregoing; and

            (h) All additions and accessions to, all proceeds, products, offspring and profits of, and all rights and privileges incident to, any of the foregoing.

      1.02 Debtor represents, warrants and agrees that:

      (a) Debtor has (or will have at the time it acquires rights in Collateral hereafter arising) and will maintain so long as the Security Interests may remain outstanding, absolute title to each item of Collateral and all proceeds thereof, free and clear of all interests, liens, attachments, encumbrances and security interests except the Security Interests as provided herein, and except as the Secured Party may otherwise agree in writing. Debtor will defend the Collateral against all claims or demands of all persons (other than the Secured Party) claiming the Collateral or any interest therein, Debtor will not sell or otherwise dispose of any material portion of the Collateral or any interest therein except for the sale of Inventory in the normal course of Debtor's business, without the Secured Party's prior written consent.

      (b) Debtor does business solely under its own name and the trade names (if any) set forth below (or if none are listed, Debtor warrants that it does not have any tradenames). The chief executive office of Debtor is located at the address set forth below and all of Debtor's records relating to its business or the Collateral are kept at that location. The addresses where the Collateral will be kept, if different from that appearing below Debtor's signature, are set forth in Exhibit A. No Collateral will be kept at any other location, except for job sites from time to time, without the prior written consent of Secured Party, but the parties intend that the Collateral, wherever located, is covered by this Agreement. Debtor will not permit any tangible Collateral or any records pertaining to Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interests. Debtor will not change its name or the location of its place of business, without prior written notice to the Secured Party. Debtor shall advise Secured Party in writing at least thirty (30) days before any change of name, identity, form of organization, state of organization, corporate structure, or chief executive office.

      (c) [Intentionally omitted].

      (d) Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in Debtor's records pertaining thereto as being obligated to pay such obligation. Except in the ordinary course of Debtor's business, Debtor will not agree to modify, amend, subordinate, cancel or terminate the obligation of any such account debtor or other obligor, without the Secured Party's prior written consent.

      (e) Debtor will keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts.

      (f) Debtor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interests.

      (g) Debtor will keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interests provided herein and except other security interests approved in writing by the Secured Party.

      (h) Debtor will at all reasonable times permit the Secured Party or its representatives to examine or inspect any Collateral, or any evidence of Collateral, wherever located, and Debtor will at any time and from time to time send requests for verification of accounts or notices of assignment to account debtors and other obligors.

      (i) Debtor will keep accurate and complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition, prepared on the basis of generally accepted accounting principles consistently applied; will submit to the Secured Party such weekly, monthly and other periodic reports concerning the Collateral and Debtor's business and financial condition as the Secured Party may from time to time request; and will permit the Secured Party, or its employees, accountants, attorneys or agents, to examine and copy any or all of its records at any time during Debtor's business hours.

      (j) Debtor will promptly notify the Secured Party of any loss of or material damage to any Collateral or of any substantial adverse change, known to Debtor, in any Collateral or the prospect of payment thereof.

      (k) Upon request by the Secured Party, whether such request is made before or after the occurrence of an Event of Default, Debtor will promptly deliver to the Secured Party in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by Debtor.

      (l) Debtor will at all times keep its business and all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Secured Party may reasonably request, with a Secured Party's loss payee endorsement to the Secured Party to the extent of its interest.

      (m) Debtor will pay or reimburse the Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees and legal expenses) incurred by the Secured Party in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interests or the creation, continuance or enforcement of this Agreement or any or all of the Obligations.

      (n) Debtor will use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

      (o) Debtor from time to time will execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings which the Secured Party may reasonably request in order to secure, protect, perfect or enforce the Security Interests or the rights of the Secured Party under this Agreement (but any failure to request or assure that Debtor executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interests, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

      If Debtor at any time fails to perform or observe any of the foregoing agreements, and if such failure shall continue for a period of 30 calendar days after the Secured Party gives Debtor written notice thereof (or in the case of the agreements contained in clauses (g) and (1) above, immediately upon the occurrence of such failure, without notice or lapse of time), the Secured Party may, but need not, perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at the Secured Party's option, in the Secured Party's name) and may, but need not, take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and Debtor shall thereupon pay to the Secured Party on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Secured Party in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Secured Party, together with interest thereon from the date expended or incurred at the highest lawful rate then applicable to any of the Obligations. Subject to the 30 day cure period, to facilitate the performance or observance by the Secured Party of such agreements to Debtor, Debtor hereby irrevocably appoints the Secured Party, or the delegate of the Secured Party, acting alone, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of Debtor any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this
Section 1.02.

      1.03 With respect to any or all rights to payment constituting Collateral the Secured Party may at any time after the occurrence of an Event of Default notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Secured Party for security and shall be paid directly to the Secured Party. Debtor will join in giving such notice, if the Secured Party so requests. At any time after Debtor or the Secured Party gives such notice to an account debtor or other obligor, the Secured Party may, but need not, in the Secured Party's name or in Debtor's name demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor;.

      1.04 As additional security for the payment and performance of the Obligations, Debtor hereby assigns to the Secured Party any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and Debtor hereby directs the issuer of any such policy to pay all such monies directly to the Secured Party after the occurrence of any Event of Default, the Secured Party may (but need not), in the Secured Party's name or in Debtor's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

      1.05 Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party may exercise one or more of the following rights and remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand (but the Secured Party expressly reserves the right to demand payment of any Obligation payable on demand, at any time, whether or not an Event of Default has occurred or is continuing); (ii) exercise and enforce any and all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Debtor hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith Debtor will on demand assemble the collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties, and the Secured Party shall have the right to take immediate possession of the Collateral and may enter any of the premises of Debtor or wherever the Collateral is located with or without process of law and to keep and store the same on said premises until sold (and if said premises be the property of Debtor, Debtor agrees not to charge the Secured Party or a purchaser from the Secured Party for storage thereof for a period of at least 90 days). If notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 1.07) at least ten (10) calendar days prior to the date of intended disposition or other action; (iii) without notice or demand offset any indebtedness the Secured Party or any of its participants, successors or assigns then owes to Debtor, whether or not then due, against any Obligation then owed to the Secured Party or any of its participants, successors or assigns by Debtor, whether or not then due; and (iv) exercise or enforce any and all other rights or remedies available by law or agreement against the Collateral, against Debtor, or against any other person or property. The proceeds of all sales and collections will be applied first to all reasonable expenses of retaking, holding, preparing for sale, selling and the like, including reasonable attorneys' fees and legal expenses (whether or not suit is commenced) including, without limitation, reasonable attorneys' fees and legal expenses incurred in connection with any appeal of a lower court's order or judgment and second to the payment (in whatever order the Secured Party elects) of all other Obligations chargeable to Debtor in connection with the loan transactions with Secured Party. Subject to the provisions of the Commercial Code, the Secured Party will return any excess to the Debtor and the Debtor shall remain liable to the Secured Party for any deficiency.

      1.06 This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, Debtor is entitled to any surplus and shall remain liable for any deficiency. The Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral. The Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner in order or to apply any cash proceeds of the Collateral in any particular order of application.

      1.07 This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interests can be released, only explicitly in a writing signed by the Secured Party. A waiver so signed shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights or remedies available to the Secured Party. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly in any order or sequence, or concurrently, at the Secured Party's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered, certified or ordinary mail, postage prepaid, to Debtor at its address set forth below or at its most recent address shown on the Secured Party's records.

      1.08 An Event of Default under the Loan Agreement shall constitute an "Event of Default" hereunder.

      1.09 The Secured Party and its participants, if any, are not partners or joint venturers, and the Secured Party shall not have any liability or responsibility for any obligation, act or omission of any of its participants.

      1.10 Debtor hereby:

      (a) waives (A) presentment, demand, notice of nonpayment, protest and notice of protest on the Obligations; and (B) notice of the creation or incurrence of the Obligations;

      (b) agrees that Secured Party may from time to time, without notice to Debtor, which notice is hereby waived by Debtor, extend, review or compromise the Obligations, in whole or in part, without releasing, extinguishing or affecting in any manner whatsoever the security interest granted hereunder, the foregoing acts being hereby consented to by Debtor;

      (c) agrees that Secured Party shall not be required to first resort for payment to any other person, entity or corporation, their properties or estates, or any other right to remedy whatsoever, prior to enforcing this Agreement;

      (d) agrees that this Agreement shall be and be construed as a continuing, absolute and unconditional agreement of Debtor without regard to (A) the validity, regularity or enforceability of the Obligations or the disaffirmance thereof in any insolvency or bankruptcy proceeding relating to any Borrower and/or the Debtor, or (B) any event or any conduct or action of the Secured Party or and other party which might otherwise constitute a legal or equitable discharge of a surety or of the mortgage or security interest granted hereunder but for this provision;

      (e) agrees that this Agreement shall remain in full force and effect and be binding upon Debtor until the Obligations are paid in full;

      (f) agrees that Secured Party is expressly authorized to renew, extend, compromise, exchange, release or surrender, any or all collateral and security pledged by the Debtor or any other party to Secured Party to secure all or any part of the Obligations, with or without consideration and without notice to Debtor and without in any manner affecting the security interest granted hereunder; and that the security interest granted hereunder shall not be affected or impaired by any failure, neglect or omission on the party of Secured Party to realize upon the Obligations, or upon any collateral or security therefor, nor by the taking by Secured Party of any other security agreement or guaranty to secure the Obligations or any other indebtedness of any Borrower and/or the Debtor to Secured Party, nor by any act or failure to act whatsoever which but for this provision might or could in law or in equity act to release the mortgage or security interest granted hereunder;

      (g) agrees that Debtor may be joined in any action or proceeding commenced in connection with or based upon the Obligations and this Agreement may be enforced in any such action or proceeding or in any independent action or proceeding against Debtor shall any Borrower fail to duly and punctually pay any of the principal of or interest, late charges or prepayment premium, if any, on the Note, without any requirement that Secured Party first assert, prosecute or exhaust any remedy or claim against any other party;

      (h) agrees that no waiver by Secured Party of any right or remedy shall be a waiver of any other right or remedy of the same right or remedy on a later occasion;

      (i) agrees that no delay or failure by Secured Party to exercise any right or remedy hereunder or under applicable law shall be a waiver of such right or remedy; and no single or partial exercise by Secured Party of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy at another time;

      (j) agrees that each remedy of the Secured Party hereunder is distinct and cumulative to each other right or remedy under any other document related hereto, or afforded by law, and may be exercised concurrently or independently.

      1.11 This Agreement, and the Security Interests granted hereby, shall be binding upon Debtor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Secured Party and each and all of its participants, successors and assigns, and shall be effective when executed by Debtor and delivered to the Secured Party whether or not this Agreement is executed by the Secured Party. All rights and powers specifically conferred upon the Secured Party may be transferred or delegated to any of the participants, successors or assigns of the Secured Party. Except to the extent otherwise required by law, this Agreement and the transaction evidenced hereby shall be governed by the substantive laws of the state of Minnesota. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement or in any other agreement between Debtor and the Secured Party shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. Debtor waives notice of the acceptance of this Agreement by the Secured Party.

              [The rest of this page is intentionally left blank.]

      IN WITNESS WHEREOF, this Security Agreement has been duly executed and delivered by the proper officers thereunto duly authorized on the day and year first above written.

                                   GREAT LAKES GAMING OF MICHIGAN, LLC

                                   By: /s/ Timothy Cope
                                       --------------------------------------
                                        Timothy Cope
                                   Its: Chief Financial Officer
                                   Address: 130 Cheshire Lane
                                            Minnetonka, MN 55305

                                   LAKES JAMUL, INC.

                                   By: /s/ Timothy Cope
                                       --------------------------------------
                                       Timothy Cope
                                   Its: Chief Financial Officer
                                   Address: 130 Cheshire Lane
                                            Minnetonka, MN 55305

                                   LAKES KEAN ARGOVITZ RESORTS - CALIFORNIA, LLC

                                   By: /s/ Timothy Cope
                                       --------------------------------------
                                        Timothy Cope
                                   Its: Chief Financial Officer
                                   Address: 130 Cheshire Lane
                                            Minnetonka, MN 55305

                  [SIGNATURE PAGE 1 OF 5 TO SECURITY AGREEMENT]

                                             LAKES SHINGLE SPRINGS, INC.

                                             By: /s/ Timothy Cope
                                                 -------------------------------
                                                  Timothy Cope
                                             Its: Chief Financial Officer
                                             Address: 130 Cheshire Lane
                                                      Minnetonka, MN 55305

                                             LAKES KAR - SHINGLE SPRINGS, LLC

                                             By: /s/ Timothy Cope
                                                 -------------------------------
                                                  Timothy Cope
                                             Its: Chief Financial Officer
                                             Address: 130 Cheshire Lane
                                                      Minnetonka, MN 55305

                                             LAKES GAME DEVELOPMENT, LLC

                                             By: /s/ Timothy Cope
                                                 -------------------------------
                                                  Timothy Cope
                                             Its: Chief Financial Officer
                                             Address: 130 Cheshire Lane
                                                      Minnetonka, MN 55305

                                             LAKES NIPMUC, LLC

                                             By: /s/ Timothy Cope
                                                 -------------------------------
                                                  Timothy Cope
                                             Its: Chief Financial Officer
                                             Address: 130 Cheshire Lane
                                                      Minnetonka, MN 55305

                  [SIGNATURE PAGE 2 OF 5 TO SECURITY AGREEMENT]

                                       LAKES COVERDALE, LLC

                                       By: /s/ Timothy Cope
                                           -------------------------------
                                            Timothy Cope
                                       Its: Chief Financial Officer
                                       Address: 130 Cheshire Lane
                                                Minnetonka, MN 55305

                                       PACIFIC COAST GAMING - SANTA ROSA, LLC

                                       By: /s/ Timothy Cope
                                           -------------------------------
                                            Timothy Cope
                                       Its: Chief Financial Officer
                                       Address: 130 Cheshire Lane
                                                Minnetonka, MN 55305

                                       BORDERS LAND COMPANY, LLC

                                       By: /s/ Timothy Cope
                                           -------------------------------
                                            Timothy Cope
                                       Its: Chief Financial Officer
                                       Address: 130 Cheshire Lane
                                                Minnetonka, MN 55305

                                       LAKES KICKAPOO CONSULTING, LLC

                                       By: /s/ Timothy Cope
                                           -------------------------------
                                            Timothy Cope
                                       Its: Chief Financial Officer
                                       Address: 130 Cheshire Lane
                                                Minnetonka, MN 55305

                  [SIGNATURE PAGE 3 OF 5 TO SECURITY AGREEMENT]

                                       LAKES KICKAPOO MANAGEMENT, LLC

                                       By: /s/ Timothy Cope
                                           -------------------------------
                                            Timothy Cope
                                       Its: Chief Financial Officer
                                       Address: 130 Cheshire Lane
                                                Minnetonka, MN 55305

                                       LAKES IOWA CONSULTING, LLC

                                       By: /s/ Timothy Cope
                                           -------------------------------
                                            Timothy Cope
                                       Its: Chief Financial Officer
                                       Address: 130 Cheshire Lane
                                                Minnetonka, MN 55305

                                       LAKES IOWA MANAGEMENT, LLC

                                       By: /s/ Timothy Cope
                                           -------------------------------
                                            Timothy Cope
                                       Its: Chief Financial Officer
                                       Address: 130 Cheshire Lane
                                                Minnetonka, MN 55305

                                       LAKES PAWNEE CONSULTING, LLC

                                       By: /s/ Timothy Cope
                                           -------------------------------
                                            Timothy Cope
                                       Its: Chief Financial Officer
                                       Address: 130 Cheshire Lane
                                                Minnetonka, MN 55305

                  [SIGNATURE PAGE 4 OF 5 TO SECURITY AGREEMENT]

                                       LAKES PAWNEE MANAGEMENT, LLC

                                       By: /s/ Timothy Cope
                                           -------------------------------
                                            Timothy Cope
                                       Its: Chief Financial Officer
                                       Address: 130 Cheshire Lane
                                                Minnetonka, MN 55305

                                       LAKES GAMING MISSISSIPPI, LLC

                                       By: /s/ Timothy Cope
                                           -------------------------------
                                            Timothy Cope
                                       Its: Chief Financial Officer
                                       Address: 130 Cheshire Lane
                                                Minnetonka, MN 55305

                  [SIGNATURE PAGE 5 OF 5 TO SECURITY AGREEMENT]